BLUE STAR ENTERTAINMENT TECHNOLOGIES, INC. - STATEMENTS OF INCOME (unaudited) (USD $)	6 Months Ended		43 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Revenue	$ 9,600		$ 9,600
Cost of Sales	3,908		3,908
Gross Margin	5,692		5,692
Expenses
General & administrative	25,474	4,800	93,382
Total expenses	25,474	4,800	93,382
Net loss	$ (19,782)	$ (4,800)	$ (103,989)
Basic and diluted loss per common share	$ 0.00	$ 0.00	$ 0.00
Weighted average number of common shares outstanding	496,135,495	15,500,000